UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2021

Willdan Group, Inc.

(Exact name of registrant as specified in its charter.)

Delaware	001-33076	14-1951112
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, CA 92806

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	WLDN	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Strategy Officer

On October 19, 2021, Mr. Adam Procell notified the Company of his resignation from his position as Chief Strategy Officer of Willdan Group, Inc. (the “Company”) and from all other positions he holds with the Company and each of its subsidiaries, effective October 19, 2021.

In conjunction with his resignation, on October 20, 2021, the Company entered into a separation agreement (the “Separation Agreement”) with Mr. Procell. Pursuant to the Separation Agreement, for a period ending on the earlier of six (6) months and the date Mr. Procell commences alternate full-time employment, Mr. Procell will provide the Company with consulting transition services, not to exceed four (4) hours per week. In consideration of Mr. Procell’s consulting transition services and his release of claims in favor of the Company, the Company will provide Mr. Procell the following benefits: (i) $185,390 (subject to tax withholding and other authorized deductions), payable over six (6) months in equal installments in accordance with the Company’s standard payroll processes; (ii) payment of 100% of Mr. Procell’s medical, dental and vision premiums pursuant to the Consolidated Omnibus Budget Reconciliation Act until the earliest of (a) December 31, 2021, (b) the date Mr. Procell is no longer eligible to receive COBRA continuation coverage or (c) the date Mr. Procell becomes eligible to receive substantially similar coverage from a new employer; and (iii) acceleration of Mr. Procell’s outstanding Restricted Stock and outstanding Performance-Based Restricted Stock Units at target, such that all of Mr. Procell’s Restricted Stock and Performance-Based Restricted Stock Units will be fully vested as of October 19, 2021.

The Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Separation Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, dated October 20, 2021, between Willdan Group, Inc. and Adam Procell
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willdan Group, Inc.

Date: October 25, 2021	By:	/s/ Creighton K. Early
		Name:	Creighton K. Early
		Title:	Chief Financial Officer

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